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                                                                   EXHIBIT 10.21

                      SECOND AMENDMENT TO CREDIT AGREEMENT

     THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment") dated as of the 19th day of August, 1999, by and among PLAINS SCURLOCK PERMIAN, L.P. ("Borrower") and BANKBOSTON, N.A., as Administrative Agent (in such capacity, "Administrative Agent"), and the Lenders party hereto.

                              W I T N E S S E T H:

     WHEREAS, Borrower, Administrative Agent, and Lenders entered into that certain Credit Agreement dated as of May 12, 1999 (as amended, restated, or supplemented to the date hereof, the "Original Agreement") for the purposes and consideration therein expressed, pursuant to which Lenders became obligated to make and made loans to Borrower as therein provided; and

     WHEREAS, Borrower, Administrative Agent, and the Lenders party hereto desire to amend the Original Agreement for the purposes described herein.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement, in consideration of the loans which may hereafter be made by Lenders to Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

                    ARTICLE I. -- Definitions and References

     (S) 1.1. Terms Defined in the Original Agreement. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Agreement shall have the same meanings whenever used in this Amendment.

     (S) 1.2. Other Defined Terms. Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this (S) 1.2.

          "Amendment" means this Second Amendment to Credit Agreement.

          "Credit Agreement" means the Original Agreement as amended hereby.

                      ARTICLE II. -- Amendment and Waiver

     (S) 2.1. Interest Rate Hedging Agreements. Section 6.18 of the Original Agreement is hereby amended to read in its entirety as follows:

               "Section 6.18. Interest Rate Hedging Agreements Borrower shall at all times maintain interest rate Hedging Contracts which are: (a) for combined durations as of any day of not less than 12 months following such time, (b) in combined notional amounts not less than seventy percent (70%) of the outstanding
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          principal balance of the Term Loans, (c) in compliance with Section
          7.3, and (d) otherwise on terms acceptable to Administrative Agent in its sole discretion."

     (S) 2.2. Waiver. Administrative Agent and each other Lender Party hereby waives the (i) failure by Restricted Persons to comply with Section 6.18 of the Original Agreement prior to the date hereof and (ii) the related Defaults and Events of Default arising under Section 8.1(e) of the Original Agreement.


                  ARTICLE III. -- Conditions of Effectiveness

     (S) 3.1. Effective Date. This Amendment shall become effective as of the date first above written when and only when Administrative Agent shall have received, at Administrative Agent's office (i) a counterpart of this Amendment executed and delivered by Restricted Persons and Majority Lenders and (ii) a certificate of a duly authorized officer of General Partner to the effect that all of the representations and warranties set forth in Article IV hereof are true and correct at and as of the time of such effectiveness.

                 ARTICLE IV. -- Representations and Warranties

     (S) 4.1. Representations and Warranties. In order to induce Administrative Agent and Lenders to enter into this Amendment, Borrower and General Partner represent and warrant to Administrative Agent and each Lender that:

          (a) The representations and warranties contained in Article V of the Original Agreement, are true and correct at and as of the time of the effectiveness hereof except to the extent that such representation and warranty was made as of a specific date.

          (b) Each Restricted Person is duly authorized to execute and deliver this Amendment, and Borrower is and will continue to be duly authorized to borrow and perform its obligations under the Credit Agreement. Each Restricted Person has duly taken all action necessary to authorize the execution and delivery of this Amendment and to authorize the performance of its respective obligations hereunder.

          (c) The execution and delivery by each Restricted Person of this Amendment, the performance by each Restricted Person of its respective obligations hereunder, and the consummation of the transactions contemplated hereby, do not and will not conflict with any provision of law, statute, rule or regulation or of the constituent documents of any Restricted Person, or of any material agreement, judgment, license, order or permit applicable to or binding upon any Restricted Person, or result in the creation of any lien, charge or encumbrance upon any assets or properties of any Restricted Person, except in favor of Administrative Agent for the benefit of Lenders. Except for those which have been duly obtained, no consent, approval, authorization or order of any court or governmental authority or third party is required in connection with the execution and delivery by any Restricted Person of this Amendment, to the extent a party thereto, or to consummate the transactions contemplated hereby.

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          (d) When this Amendment has been duly executed and delivered, each of the Loan Documents, as amended by this Amendment, will be a legal and binding instrument and agreement of each Restricted Person, to the extent a party thereto, enforceable in accordance with its terms, (subject, as to enforcement of remedies, to applicable bankruptcy, insolvency and similar laws applicable to creditors' rights generally and to general principles of equity).

          (e) The Initial Financial Statements fairly present the Consolidated financial position at such date and the Consolidated statement of operations and the changes in financial position for the period ending on such date for Restricted Persons. Copies of such financial statements have heretofore been delivered to Lenders. Since July 15, 1999, no Material Adverse Change has occurred in the Consolidated financial condition or businesses of Restricted Persons.

          (f) No Default exists on the date hereof.

          (g) Each Restricted Person has performed and complied with all agreements and conditions required in the Loan Documents to be performed or complied with by it on or prior to the date hereof.


                          ARTICLE V. -- Miscellaneous

     (S) 5.1. Ratification of Agreements. The Original Agreement, as hereby amended, is hereby ratified and confirmed in all respects. The Loan Documents, as they may be amended or affected by this Amendment, are hereby ratified and confirmed in all respects. Any reference to the Credit Agreement in any Loan Document shall be deemed to refer to this Amendment also. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Administrative Agent or any Lender under the Credit Agreement or any other Loan Document nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document.

     (S) 5.2. Survival of Agreements. All representations, warranties, covenants and agreements of the Restricted Persons herein shall survive the execution and delivery of this Amendment and the performance hereof, including without limitation the making or granting of each Loan, and shall further survive until all of the Obligations are paid in full. All statements and agreements contained in any certificate or instrument delivered by any Restricted Person hereunder or under the Credit Agreement to Administrative Agent or any Lender shall be deemed to constitute representations and warranties by, or agreements and covenants of, such Restricted Person under this Amendment and under the Credit Agreement.

     (S) 5.3. Loan Documents. This Amendment is a Loan Document, and all provisions in the Credit Agreement pertaining to Loan Documents apply hereto and thereto.

     (S) 5.4. GOVERNING LAW. THIS AMENDMENT AND THE OTHER AMENDMENT DOCUMENTS SHALL BE GOVERNED BY AND CONSTRUED IN

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ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND ANY APPLICABLE LAWS OF THE
UNITED STATES OF AMERICA IN ALL RESPECTS, INCLUDING CONSTRUCTION, VALIDITY AND PERFORMANCE.

     (S) 5.5. Counterparts. This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment.

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     IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.

                              PLAINS SCURLOCK PERMIAN, L.P.

                              By:   PLAINS ALL AMERICAN INC.,
                                    its general partner

                                    By:   /s/ Michael R. Patterson
                                          --------------------------------
                                          Name:   Michael R. Patterson
                                          Title:  Senior Vice President

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

                              BANKBOSTON, N.A.,
                              Administrative Agent, LC Issuer and Lender


                              By:   /s/ Terrence Ronan
                                    -----------------------------
                                    Terrence Ronan
                                    Director

                                       6
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                                    FIRST UNION NATIONAL BANK, as
                                    Syndication Agent and a Lender


                                    By:   /s/ Robert R. Wetteroff
                                       -------------------------------------
                                          Name: Robert R. Wetteroff
                                          Title:   Senior Vice President

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

                                    BANK ONE, TEXAS, N.A., as Documentation
                                    Agent and a Lender


                                    By:   /s/ Jeanie C. Harman
                                       -----------------------
                                          Name: Jeanie C. Harman
                                          Title:   Vice President

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

                                    PILGRIM PRIME RATE TRUST

                                    SEQUILS PILGRIM I LTD.

                                    ML CLO XX PILGRIM AMERICA (CAYMAN) LTD.

                                    By:  PILGRIM INVESTMENTS, INC., as
                                         investment manager


                                         By:   /s/ Robert L. Wilson
                                             -------------------------------
                                               Name:  Robert L. Wilson
                                               Title: Vice President

                                    MORGAN STANLEY DEAN WITTER PRIME INCOME
                                    TRUST


                                    By:  /s/   Sheila Finnerty
                                       ------------------------------------
                                         Name:  Sheila Finnerty
                                         Title: Vice President

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

                                    MERRILL LYNCH SENIOR PRIME RATE PORTFOLIO,
                                    INC.

                                    By:  MERRILL LYNCH ASSET MANAGEMENT, L.P.,
                                         as Investment Advisor


                                         By:   /s/ Andrew C. Liggio
                                            ------------------------------------
                                               Name:  Andrew C. Liggio
                                               Title: Assistant Vice President

                                    MERRILL LYNCH SENIOR FLOATING RATE FUND,
                                    INC.

                                    MERRILL LYNCH SENIOR FLOATING RATE FUND II,
                                    INC.

                                    DEBT STRATEGIES FUND II, INC.


                                    By:   /s/ Andrew C. Liggio
                                       ----------------------------------------
                                          Name:  Andrew C. Liggio
                                          Title: Assistant Vice President

                                    ELC (CAYMAN) LTD. CDO SERIES 1999-I


                                    By:   /s/    Jeanette W. Bumgarner
                                       ----------------------------------------
                                          Name:  Jeanette E. Bumgarner
                                          Title: Vice President

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

                                    FIRST UNION NATIONAL BANK



                                    By:   /s/   Charles B. Edmondson
                                       -----------------------------------------
                                          Name:  Charles B. Edmondson
                                          Title: Assistant Vice President

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                           CONSENT AND ACKNOWLEDGMENT

     Each of the undersigned hereby consents to the provisions of this Amendment and the transactions contemplated herein, and hereby ratifies and confirms its respective Guaranty dated as of May 12, 1999, made by it for the benefit of Administrative Agent, and agrees that its obligations and covenants thereunder are unimpaired hereby and shall remain in full force and effect.

Date:   August 19, 1999

                                    SCURLOCK PERMIAN LLC


                                    By:   /s/   Michael R. Patterson
                                       ---------------------------------------
                                          Name:  Michael R. Patterson
                                          Title: Senior Vice President

                                    SCURLOCK PERMIAN PIPE LINE LLC


                                    By:   /s/   Michael R. Patterson
                                       ---------------------------------------
                                          Name:  Michael R. Patterson
                                          Title: Senior Vice President

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